                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 16, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

            MARYLAND                 1-13136               16-1455126
(State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)         File Number)       Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

On February 16, 2005, the Registrant  issued a press release  announcing that it had  authorized  management to repurchase up to an additional two million shares of its common stock or UPREIT units.  A copy of the press release is attached as
Exhibit  99.1.  The  information  in this  report is being  furnished  not filed pursuant to Item 8.01, Other Events.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  c.       Exhibits

                  Exhibit 99.1      Press Release

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:  February 16, 2005     HOME PROPERTIES, INC.
                              (Registrant)

                              By: /s/ David P. Gardner
   David P. Gardner, Executive Vice President
                                   and Chief Financial Officer